                                                                    Exhibit 31.2

                                 CERTIFICATIONS

I, George J. Longo, certify that:

1.  I  have  reviewed  this  quarterly  report  on  Form  10-Q  of  The  Quigley
Corporation, a Nevada corporation (the "registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  The  registrant's  other  certifying  officer  and  I  are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)), for the registrant and have:

         a) Designed such  disclosure  controls and  procedures,  or caused such
         disclosure   controls  and   procedures   to  be  designed   under  our
         supervision,  to  ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

         b) Evaluated the effectiveness of the registrant's  disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

         c)  Disclosed  in this report any change in the  registrant's  internal control over financial  reporting that occurred during the registrant's most recent fiscal quarter (the  registrant's  fourth fiscal quarter in the case of an  annual  report)  that has  materially  affected,  or is reasonably  likely to  materially  affect,  the  registrant's  internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

         a) All significant  deficiencies and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are reasonably  likely to  adversely  affect  the  registrant's  ability to record, process, summarize and report financial information; and

         b) Any fraud,  whether or not  material,  that  involves  management or other  employees  who  have a  significant  role  in  the  registrant's internal control over financial reporting.

Date: August 3, 2006

                                             By: /s/ George J. Longo
                                                 -------------------------------
                                                 George J. Longo
                                                 Chief Financial Officer